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                                                                   EXHIBIT 10.36


                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                             GIANT INDUSTRIES, INC.,

                            THE SUBSIDIARY GUARANTORS
                          LISTED ON SCHEDULE A HERETO,

                                       AND

                         BANC OF AMERICA SECURITIES LLC
                          BNP PARIBAS SECURITIES CORP.
                             FLEET SECURITIES, INC.


                            DATED AS OF MAY 14, 2002
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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of May 14, 2002, by and among Giant Industries, Inc., a Delaware corporation (the "Company"), the subsidiary guarantors listed on Schedule A hereto (the "Subsidiary Guarantors"), and Banc of America Securities LLC, BNP Paribas Securities Corp. and Fleet Securities, Inc. (each a "Purchaser" and, collectively, the "Purchasers"), each of whom has agreed to purchase the Company's 11% Senior Subordinated Notes due 2012 (the "Notes") pursuant to the Purchase Agreement (as defined below).

                  The payment of principal of, premium and Liquidated Damages (as defined below), if any, and interest on the Notes and the Exchange Notes (as defined below) will be fully and unconditionally guaranteed on a senior subordinated basis, jointly and severally by each of the Subsidiary Guarantors pursuant to their guarantees (the "Guarantees"). The Company and the Subsidiary Guarantors are herein collectively referred to as the "Companies"; the Notes and the Guarantees thereof are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees thereof are herein collectively referred to as the "Exchange Securities".

                  This Agreement is made pursuant to the Purchase Agreement, dated as of April , 2002 (the "Purchase Agreement"), by and among the Companies and the Purchasers (i) for your benefit and for the benefit of each other Purchaser and (ii) for the benefit of the holders from time to time of the Securities and Exchange Securities (including you and each other Purchaser). In order to induce the Purchasers to purchase the Securities, the Companies have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers set forth in the Purchase Agreement.

                  The parties hereby agree as follows:

                           SECTION 1. DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Advice: As defined in Section 6(d) hereto.

                  Agreement: As defined in the preamble hereto.

                  Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                  Closing Date: The date of this Agreement.

                  Commission: The Securities and Exchange Commission.

                  Company: As defined in the preamble hereto.

                  Companies:  As defined in the preamble hereto.


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                  Consummate: A registered Exchange Offer shall be deemed
         "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to
         Section 3(b) hereof, and (iii) the delivery by the Companies to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

                  Effectiveness Target Date: As defined in Section 3(a) hereof with respect to the Exchange Offer Registration Statement and as defined in Section 4(a) hereof with respect to the Shelf Registration Statement.

                  Exchange Act: The Securities Exchange Act of 1934 (15 U.S.C., Sections 78a to 78jj), as amended.

                  Exchange Notes: The 11% Senior Subordinated Notes due 2012, of the same series under the Indenture as the Notes, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement, with the Exchange Notes having substantially identical terms to the Notes.

                  Exchange Offer: The registration by the Companies under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Companies offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

                  Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                  Exchange Securities: As defined in the preamble hereto.

                  Exempt Resales: The transactions in which the Purchasers propose to sell the Securities to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to non-U.S. persons pursuant to Regulation S under the Securities Act.

                  Guarantees: As defined in the preamble hereto.

                  Holder: As defined in Section 2(b) hereof.

                  Indemnified Holder: As defined in Section 8(a) hereof.

                  Indenture: The Indenture, dated as of April , 2002, among the Company, as issuer, the Subsidiary Guarantors, as guarantors, and The Bank of New York, as trustee


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         (the "Trustee"), pursuant to which the Securities and the Exchange
         Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Placement: The issuance and sale by the Companies of the Securities to the Purchasers pursuant to the Purchase Agreement.

                  Liquidated Damages: As defined in Section 5 hereof.

                  NASD: The National Association of Securities Dealers, Inc.

                  Notes: As defined in the preamble hereto.

                  Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

                  Purchase Agreement: As defined in the preamble hereto.

                  Purchasers: As defined in the preamble hereto.

                  Registrar: As defined in the Indenture.

                  Registration Default: As defined in Section 5 hereof.

                  Registration Statement: Any registration statement of the Companies relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                  Securities: As defined in the preamble hereto.

                  Securities Act: The Securities Act of 1933 (15 U.S.C., Sections 77a to 77aa), as amended.

                  Shelf Filing Deadline: As defined in Section 4 hereof.

                  Shelf Registration Statement: As defined in Section 4 hereof.

                  Subsidiary Guarantors: As defined in the preamble hereto.


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                  Suspension Period: As defined in Section 4(a) hereof.

                  Transfer Restricted Security: Each Security, until the earliest to occur of (a) the date on which such Security is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

                  Trust Indenture Act: The Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa to 77bbbb), as in effect on the date of the Indenture.

                  Underwritten Registration or Underwritten Offering: A registration in which Securities are sold to an underwriter for reoffering to the public.

                           SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

                           (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                           (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

                           SECTION 3. REGISTERED EXCHANGE OFFER

                           (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Companies shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date (or, if the 60th day is not a business day, the first business day thereafter), a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date (or, if the 150th day is not a business day, the first business day thereafter) (as such date relates to the Exchange Offer Registration Statement, the "Effectiveness Target Date"), (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in


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         exchange for the Transfer Restricted Securities and to permit resales of Exchange Securities held by Broker-Dealers as contemplated by
         Section 3(c) below.

                           (b) The Companies shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Companies shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Companies shall use their best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement.

                           (c) The Companies shall indicate in a "Plan of Distribution" section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Companies), may exchange such Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Exchange Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                           The Companies shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Exchange Securities received in exchange for Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.


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                           The Companies shall provide sufficient copies of the
         latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

                           SECTION 4. SHELF REGISTRATION

                           (a) Shelf Registration. If (i) the Companies are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 180 days after the Closing Date, or (iii) any Holder of Transfer Restricted Securities shall notify the Company prior to the 20th day following the Consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Securities acquired directly from the Companies or one of their affiliates, then, upon such Holder's request, the Companies shall:

                                    (x) cause to be filed a shelf registration
                  statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 45th day after the date on which the Companies determine that they are not required to file the Exchange Offer Registration Statement and (2) the 45th day after the date on which the Companies receive the notice from a Holder of Transfer Restricted Securities as contemplated by clause (iii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                                    (y) use their best efforts to cause such
                  Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline (as such date relates to the Shelf Registration Statement, the "Effectiveness Target Date").

         The Companies shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Securities and Exchange Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and



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         regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date (or shorter period that will terminate when all the Securities and Exchange Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement); provided, however, that the Companies shall not be obligated to keep the Shelf Registration Statement effective if (i) the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or its parent, provided that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Securities for such reasons shall last no longer than 45 days in any 12-month period (whereafter Liquidated Damages shall accrue and be payable), and (ii) the Companies promptly thereafter comply with the requirements of
         Section 6(c)(i) hereof, if applicable. Any such period during which the Companies are excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Securities is referred to herein as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Securities and shall end on the earlier to occur of (1) the date on which each seller of Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 6(c)(i) hereof or is advised in writing by the Company that use of the Prospectus may be resumed and (2) the expiration of 45 days in any 12-month period during which one or more Suspension Periods has been in effect. The Companies shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if any of the Companies voluntarily takes any action (other than actions which trigger a Suspension Period) that would result in Holders of Securities covered thereby not being able to offer and sell such securities during that period, unless such action is required by applicable law.

                           (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                           SECTION 5. LIQUIDATED DAMAGES

                  If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any



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of such Registration Statements has not been declared effective by the
Commission on or prior to the applicable Effectiveness Target Date, (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose during the periods specified herein (other than during a Suspension Period with respect to a Shelf Registration Statement) and the Companies do not immediately file a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Companies hereby agree that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.5% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.5% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.50% per annum (any such interest assessed upon the occurrence of a Registration Default is referred to as "Liquidated Damages"). Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities shall be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

                  All obligations of the Companies set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

                           SECTION 6. REGISTRATION PROCEDURES

                           (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Companies shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                           (i) If in the reasonable opinion of counsel to the
                  Companies (which may be in-house counsel) there is a question as to whether the Exchange Offer is permitted by applicable law, the Companies hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Companies to Consummate an Exchange Offer for such Securities. The Companies hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Companies hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Companies (which may be in-house counsel) setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should




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                  be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

                           (ii) As a condition to its participation in the
                  Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Companies, prior to the Consummation thereof, a written representation to the Companies (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of any of the Companies, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Companies' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Companies.

                           (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Companies shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Companies will prepare and file with the Commission prior to the Shelf Filing Deadline a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                           (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Securities and Exchange Securities by Broker-Dealers), the Companies shall:




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                           (i) use their best efforts to keep such Registration
                  Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Companies shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                           (ii) prepare and file with the Commission such
                  amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
                  Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                           (iii) advise the underwriter(s), if any, and selling
                  Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
                  (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from



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                  qualification of the Transfer Restricted Securities under
                  state securities or Blue Sky laws, the Companies shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                           (iv) furnish without charge to each of the
                  Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five business days, and the Companies will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of a Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                           (v) promptly prior to the filing of any document that
                  is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the respective representatives of the Companies available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                           (vi) make available at reasonable times for
                  inspection by the Purchasers, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Companies and cause the respective officers, directors and employees of the Companies to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                           (vii) if requested by any selling Holders or the
                  underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                           (viii) use their best efforts to either (A) confirm
                  that the ratings obtained for the Securities prior to the initial sale of the Securities will apply to the Transfer Restricted Securities covered by the Registration Statement or
                  (B) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;

                           (ix) furnish to each selling Holder and each of the
                  underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                           (x) deliver to each selling Holder and each of the
                  underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Companies hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                           (xi) enter into an underwriting agreement, in
                  customary form, if requested in writing by Holders of a majority in aggregate principal amount of Securities eligible for inclusion in the Shelf Registration Statement; and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Companies shall:

                                    (1) furnish to each Purchaser, each selling
                           Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                                    (A) a certificate, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Companies, confirming, as of the date thereof, the matters set forth in Section 8 (f) of the Purchase Agreement, and such other matters as such parties may reasonably request;

                                    (B) an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Companies (which may be in-house counsel), covering the matters set forth in Section 8(d), (e) and (f) of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with the respective officers and other representatives of the Companies, representatives of the independent public accountants for the Companies, the Purchasers' representatives and the Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as otherwise stated in such opinion); and that such counsel advises that, on the basis of the foregoing (relying as to materiality upon facts provided to such counsel by the respective officers and other representatives of the Companies and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other historical or pro forma financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (C) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Companies' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 8(h) and (j) of the Purchase Agreement, without exception;

                           (2) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (3) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Companies pursuant to this clause (xi), if any.

                  If at any time the representations and warranties of the Companies contemplated in this clause (xi) cease to be true and correct, the Companies shall so advise the Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification (or exemption from such registration and qualification or preemption of such registration and qualification by federal law) of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Companies shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

                  (xiii) shall issue, upon the request of any Holder of Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Securities held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                  (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xviii) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xix) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities and Exchange Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xx) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if requested by the Holders of a majority in aggregate principal amount of Securities or the managing underwriter(s), if any; and

                  (xxi) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

                  (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Companies of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Companies that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Companies, each Holder will deliver to the Companies (at the Companies' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Companies shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Liquidated Damages are due pursuant to Section 5 hereof or the amount of such Liquidated Damages, it being agreed that the Companies' option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5.

                           SECTION 7. REGISTRATION EXPENSES

                  (a) All expenses incident to the Companies' performance of or compliance with this Agreement will be borne by the Companies, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Companies and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Companies (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Companies will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by any of the Companies.

                  (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Companies will jointly and severally reimburse the Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Shearman & Sterling or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

                           SECTION 8. INDEMNIFICATION

                  (a) The Companies jointly and severally agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein; provided, however, that the Companies will not be liable to any Purchaser, Holder (in its capacity as Holder) or underwriter (or any person who controls such party within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act) with respect to any untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in any preliminary Prospectus to the extent that the Companies shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Purchaser, Holder (in its capacity as Holder), or underwriter, as the case may be, sold Transfer Restricted Securities to a Person to whom such Purchaser, Holder (in its capacity as Holder) or underwriter, as the case may be, failed to send or give, at or prior to the written confirmation of sale of such Securities a copy of the final Prospectus (as amended or supplemented) if the Companies have previously furnished copies thereof (sufficiently in advance of the closing of such sale to allow for distribution of the final Prospectus in a timely manner) to such Purchaser, Holder (in its capacity as Holder) or underwriter, as the case may be, and the loss, liability, claim, damage or expense of such Purchaser, Holder (in its capacity as Holder) or underwriter, as the case may be, resulted solely from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in or omitted from such preliminary Prospectus which was corrected in the final Prospectus. This indemnity agreement shall be in addition to any liability which any of the Companies may otherwise have.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against any of the Companies, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing (provided that the failure to give such notice shall not relieve any of the Companies of its obligations pursuant to this Agreement). The Companies shall be jointly and severally liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Companies jointly and severally agree to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Companies shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

                  (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless each of the Companies, and its directors and officers who sign a Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each of the Companies and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Companies to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against any of the Companies or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given each of the Companies and each of the Companies or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities and Exchange Securities giving rise to such indemnification obligation.

                  (c) In case any action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or
         (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Companies, on the one hand, and the Holders, on the other hand, from (x) the Initial Placement (which in the case of the Companies shall be deemed to be equal to the total gross proceeds from the Initial Placement as set forth on the cover page of the Offering Memorandum (as defined in the Purchase Agreement)), (y) the amount of Liquidated Damages which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and (z) such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Companies, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Companies, on the one hand, and of the Indemnified Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any of the Companies or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Companies and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Securities held by each of the Holders hereunder and not joint.

                           SECTION 9. RULE 144A

                  The Companies hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, and during any period the Companies (i) are not subject to Section 13 or 15(d) of the Exchange Act, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A and
(ii) are subject to Section 13 or Section 15(d) of the Exchange Act, to make all filings required thereunder in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                           SECTION 10. PARTICIPATION IN UNDERWRITTEN
                           REGISTRATIONS

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

                           SECTION 11. SELECTION OF UNDERWRITERS

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Companies.

                           SECTION 12. MISCELLANEOUS

                  (a) Remedies. The Companies hereby agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Companies will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Companies' securities under any agreement in effect on the date hereof.

                  (c) Adjustments Affecting the Securities. The Companies will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                  (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Companies have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided that, with respect to any matter that directly or indirectly affects the rights of any Purchaser hereunder, the Companies shall obtain the written consent of each such Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

                  (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), facsimile or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Companies:

                           Giant Industries, Inc.
                           23733 North Scottsdale Road
                           Scottsdale, Arizona 85255
                           Facsimile: (602) 585-8985
                           Attention: General Counsel

                           with a copy to:

                           Fennemore Craig, P.C.
                           3003 North Central Avenue
                           Suite 2600
                           Facsimile: (602) 916-5507
                           Attention:  Karen C. McConnell

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if faxed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement together with the Purchase Agreement, the DTC Letter of Representations, the Securities, the Exchange Securities, and the Indenture (each as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Companies with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                GIANT INDUSTRIES, INC.


                                By: /s/ Mark B. Cox
                                    -------------------------------------------
                                    Name:  Mark B. Cox
                                    Title: Chief Financial Officer


                                THE SUBSIDIARY GUARANTORS:

                                GIANT INDUSTRIES ARIZONA, INC.,
                                an Arizona corporation


                                By: /s/ Mark B. Cox
                                    -------------------------------------------
                                    Name:  Mark B. Cox
                                    Title: Chief Financial Officer and Director


                                CINIZA PRODUCTION COMPANY,
                                a New Mexico corporation


                                By: /s/ Mark B. Cox
                                    -------------------------------------------
                                    Name:  Mark B. Cox
                                    Title: Chief Financial Officer and Director


                                GIANT STOP-N-GO OF NEW MEXICO, INC.,
                                a New Mexico corporation


                                By: /s/ Mark B. Cox
                                    -------------------------------------------
                                    Name:  Mark B. Cox
                                    Title: Chief Financial Officer and Director

                                 GIANT FOUR CORNERS, INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director

                                 PHOENIX FUEL CO., INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                 Name:  Mark B. Cox
                                 Title: Chief Financial Officer and Director


                                 SAN JUAN REFINING COMPANY,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT MID-CONTINENT, INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT PIPELINE COMPANY,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director

                                 DEGUELLE OIL COMPANY,
                                 a Colorado corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT YORKTOWN, INC.,
                                 a Delaware corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT YORKTOWN HOLDING COMPANY,
                                 A Delaware corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name:  Mark B. Cox
                                     Title: Chief Financial Officer and Director

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
FLEET SECURITIES, INC.

BY:  BANC OF AMERICA SECURITIES LLC

By: /s/ Lily Chang
    -------------------------------
    Name:  Lily Chang
    Title:  Principal

                                   SCHEDULE A

SUBSIDIARY GUARANTORS

GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation
CINIZA PRODUCTION COMPANY, a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC., a New Mexico corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
PHOENIX FUEL CO., INC., an Arizona corporation
SAN JUAN REFINING COMPANY, a New Mexico corporation
GIANT MID-CONTINENT, INC., an Arizona corporation
GIANT PIPELINE COMPANY, a New Mexico corporation
DEGUELLE OIL COMPANY, a Colorado corporation
GIANT YORKTOWN, INC., a Delaware corporation
GIANT YORKTOWN HOLDING COMPANY, a Delaware corporation